UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2013

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 8, 2013, the Company held its 2013 Annual General Meeting (the “Annual Meeting”).

(b) At the Annual Meeting, the shareholders voted on the following four proposals and cast their votes as described below.

1. Proposal No. 1: Election of Class I Directors. The individuals listed below were elected to serve terms expiring at the annual general meeting of shareholders in 2016.

Director	For	Against	Abstain	Broker Non-Votes
Robert J. Campbell	11,308,532	299,797	3,606	1,394,591
Paul J. O’Shea	11,565,748	42,621	3,566	1,394,591
Sumit Rajpal	10,488,816	1,109,521	13,598	1,394,591

2. Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
10,268,133	1,301,566	42,236	1,394,591

3. Proposal No. 3: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
12,952,117	41,278	13,131	0

4. Proposal No. 4: Election of subsidiary directors identified in Proposal No. 4 of the Company’s Proxy Statement. All of the individual subsidiary director nominees listed below received the same total number of votes; these vote totals are provided in the table that follows. The Company’s Board of Directors will cause its corporate representative or proxy to vote the shares it holds in its subsidiaries in the same proportion as the votes received at this Annual Meeting.

For	Against	Abstain	Broker Non-Votes
11,139,795	58,771	413,369	1,394,591

Subsidiary Director Nominees:

AG Australia Holdings Limited

Richard J. Harris

Nicholas A. Packer

Steven Given

Sandra O’Sullivan

Nicholas Hall

Bantry Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

B.H. Acquisition Limited

Richard J. Harris

Paul J. O’Shea

David Rocke

Adrian C. Kimberley

Blackrock Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Bosworth Run-off Limited

Alan Turner

Ludovic de Belleval

C. Paul Thomas

Brian J. Walker

Theo Wilkes

Brampton Insurance Company Limited

Max Lewis

C. Paul Thomas

Alan Turner

Steven Western

Theo Wilkes

Brittany Insurance Company Ltd.

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

Capital Assurance Company Inc.

Karl J. Wall

Andrea Giannetta

James Grajewski

Steven Given

Thomas Nichols

Capital Assurance Services Inc.

Karl J. Wall

Andrea Giannetta

James Grajewski

Steven Given

Thomas Nichols

Castlewood Limited

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

Cavell Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Cavell Insurance Company Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Chatsworth Limited

Richard Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Orla Gregory

Claremont Liability Insurance Company

Karl J. Wall

Joseph Follis

Andrea Giannetta

Steven Given

Donald Woellner

James Grajewski

Thomas Nichols

Clarendon America Insurance Company

Karl J. Wall

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

Clarendon Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Clarendon National Insurance Company

Karl J. Wall

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

CLIC Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Comox Holdings Ltd.

Ludovic de Belleval

Richard J. Harris

Adrian C. Kimberley

David Rocke

Yoshinori Yokoo

Compagnie Europeenne d’Assurances Industrielles S.A.

Nicholas A. Packer

C. Paul Thomas

Alan Turner

Constellation Reinsurance Company

Karl J. Wall

Thomas J. Balkan

Joseph Follis

Andrea Giannetta

Mark A. Kern

Raymond Rizzi

Teresa Reali

James Grajewski

Jay Banskota

Richard C. Ryan

Thomas Nichols

Steven Given

Kathleen Barker

The Copenhagen Reinsurance Company

C. Paul Thomas

Alan Turner

Theo Wilkes

The Copenhagen Reinsurance Company (UK) Limited

Alan Turner

C. Paul Thomas

Steven Western

Theo Wilkes

Courtenay Holdings Ltd.

Richard J. Harris

David Rocke

Adrian C. Kimberley

Cranmore (UK) Limited

Phillip Cooper

David Ellis

Shaun Holden

C. Paul Thomas

Steven Norrington

Alan Turner

Mark Wood

Cranmore Australia Pty Limited

Sandra O’Sullivan

Nicholas Hall

Steven Norrington

Cranmore (Asia) Limited

David Rocke

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

Cranmore Asia (Pte) Limited

Ian Belcher

Goh Mei Xuan Michelle

Steven Norrington

Sandra O’Sullivan

Cranmore (Bermuda) Limited

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Elizabeth DaSilva

Cranmore (US) Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Steven Norrington

Cumberland Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

Paul J. O’Shea

David Rocke

Electricity Producers Insurance Company (Bda) Limited

Paul J. O’Shea

Adrian C. Kimberley

David Rocke

Richard J. Harris

Orla Gregory

Duncan M. Scott

Enstar (EU) Finance Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Shaun Holden

Enstar (EU) Holdings Limited

David Hackett

C. Paul Thomas

Alan Turner

Shaun Holden

Enstar (EU) Limited

David Atkins

David Grisley

David Hackett

Michael Lynagh

Derek Reid

C. Paul Thomas

Alan Turner

Shaun Holden

Enstar Acquisition Ltd.

C. Paul Thomas

Alan Turner

Enstar Australia Holdings Pty Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Enstar Australia Limited

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

Enstar Brokers Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

Enstar Financial Services Inc.

Cheryl D. Davis

Thomas Nichols

Enstar Financing Limited

Elizabeth DaSilva

Adrian C. Kimberley

Richard J. Harris

Duncan M. Scott

Enstar Group Operations Inc.

Cheryl D. Davis

Thomas Nichols

Enstar Holdings (US) Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Robert V. Deutsch

Thomas Nichols

Enstar Insurance Management Services Ireland Limited

Nicholas A. Packer

Orla Gregory

Richard J. Harris

Kieran Hayes

Enstar Investment Management Ltd.

Richard J. Harris

Adrian C. Kimberley

Roger Thompson

Lothar Crofton

Enstar Investments Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Enstar Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Enstar New York, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Enstar (US) Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Enstar USA Inc.

Thomas Nichols

Cheryl D. Davis

Karl J. Wall

Fieldmill Insurance Company Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Fitzwilliam Insurance Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Nicholas A. Packer

Flatts Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Forsakringsaktiebolaget Assuransinvest MF

Mats Höglund

Alan Turner

Nicholas A. Packer

Gordian Runoff Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Goshawk Dedicated Ltd.

C. Paul Thomas

Alan Turner

Goshawk Holdings (Bermuda) Limited

Adrian C. Kimberley

Orla Gregory

David Rocke

Richard J. Harris

Goshawk Insurance Holdings Limited

C. Paul Thomas

Alan Turner

Guildhall Insurance Company Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Paul Carruthers

Harbor Specialty Insurance Company

Karl J. Wall

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

Harper Holdings SARL

Nicholas A. Packer

John Cassin

Harper Insurance Limited

Michael H.P. Handler

Stefan Wehrenberg

Dr. Florian von Meiss

Richard J. Harris

Andreas K. Iselin

Nicholas A. Packer

Harrington Sound Limited

Richard J. Harris

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

Hillcot Holdings Ltd.

Paul J. O’Shea

Adrian C. Kimberley

Richard J. Harris

Hillcot Re Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Hillcot Underwriting Management Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Hove Holdings Limited

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Hudson Reinsurance Company Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

Inter-Ocean Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Orla Gregory

Inter-Ocean Reinsurance Company Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Paul J. O’Shea

Orla Gregory

Inter-Ocean Reinsurance (Ireland) Ltd.

Richard J. Harris

Orla Gregory

Kevin O’Connor

Kenmare Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Adrian C. Kimberley

Dominic F. Silvester

David Rocke

Nicholas A. Packer

Kinsale Brokers Limited

Philip Hernon

C. Paul Thomas

Alan Turner

Shaun Holden

Knapton Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Knapton Insurance Limited

Jeremy Riley

C. Paul Thomas

Alan Turner

Brian J. Walker

Theo Wilkes

Laguna Life Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

Laguna Life Holdings SARL

Nicholas A. Packer

Laguna Life Limited

Orla Gregory

Nicholas A. Packer

Kieran Hayes

David Allen

Alastair Nicoll

Longmynd Insurance Company Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Marlon Insurance Company Limited

C. Paul Thomas

Alan Turner

Steven Western

Theo Wilkes

Mercantile Indemnity Company Limited

C. Paul Thomas

Alan Turner

Brian J. Walker

Theo Wilkes

Nordic Run-Off Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

New Castle Reinsurance Company Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

Northshore Holdings Limited

Elizabeth DaSilva

Richard J. Harris

Adrian C. Kimberley

Oceania Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Overseas Reinsurance Corporation Limited

Adrian C. Kimberley

Paul J. O’Shea

Richard J. Harris

David Rocke

Pavonia Holdings (US), Inc.

Karl J. Wall

Thomas Nichols

Steven Given

Kieran Hayes

Paladin Managed Care Services, Inc.

Karl J. Wall

Thomas Nichols

Steven Given

Steven Norrington

Teresa Reali

PointSure Insurance Services, Inc.

Karl J. Wall

Thomas Nichols

Steven Given

Steven Norrington

Paget Holdings GmbH Limited

David Rocke

Elizabeth DaSilva

Duncan Scott

Adrian C. Kimberley

Providence Washington Insurance Company

Karl J. Wall

Joseph Follis

Donald Woellner

Steven Given

Thomas Nichols

Robert Redpath

Providence Washington Insurance Solutions, LLC

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

PWAC Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

PW Acquisition Co.

Karl J. Wall

Donald Woellner

Steven Given

Thomas Nichols

Regis Agencies Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Revir Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

River Thames Insurance Company Limited

Max Lewis

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Rombalds Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Rosemont Reinsurance Ltd.

Paul J. O’Shea

Orla Gregory

Richard J. Harris

Adrian C. Kimberley

David Rocke

Royston Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

David Rocke

Duncan M. Scott

Royston Run-off Ltd.

C. Paul Thomas

Alan Turner

Theo Wilkes

Seaton Insurance Company

Karl J. Wall

Thomas Nichols

Joseph Follis

Andrea Giannetta

Teresa Reali

Steven Given

SGL No. 1 Ltd.

Richard J. Harris

Paul Carruthers

Gareth Nokes

SGL No. 2 Ltd.

Paul Carruthers

SGL No. 3 Ltd.

Richard J. Harris

SeaBright Insurance Company

Karl J. Wall

Steven Given

Thomas Nichols

Michael Sheehan

Robert Redpath

David Calandro

John A. Dore

Nicholas Godellas

Richard Seelinger

SeaBright Holdings, Inc.

Karl J. Wall

Steven Given

Thomas Nichols

Robert Redpath

Shelbourne Group Limited

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Gareth Nokes

Shelbourne Syndicate Services Limited

Norman Bernard

Paul Carruthers

Andrew Elliot

Ewen Gilmour

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Darren S. Truman

Gareth Nokes

Shelly Bay Holdings Limited

Nicholas A. Packer

Richard J. Harris

Sandra O’Sullivan

Nicholas Hall

Simcoe Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Sun Gulf Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Sundown Holdings Limited

Adrian C. Kimberley

David Rocke

Richard J. Harris

Unionamerica Acquisition Company Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Unionamerica Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Unionamerica Insurance Company Limited

Jeremy Riley

C. Paul Thomas

Alan Turner

Paul Carruthers

Theo Wilkes

Unione Italiana (UK) Reinsurance Company Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Virginia Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

York Insurance Company

Karl J. Wall

Joseph Follis

Donald Woellner

Steven Given

Thomas Nichols

Robert Redpath

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

Date: May 8, 2013	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer